Filed Pursuant to Rule 497(e)
Securities Act File No. 333-228684
Investment Company Act File No. 811-23395

Gabelli Innovations Trust (the “Trust”)
Gabelli Pet Parents’ Fund (the “Fund”)

Supplement dated March 9, 2026, to the Fund’s Summary Prospectus and Statutory
Prospectus (the “Prospectus”) and Statement of Additional Information
dated January 28, 2026

The Board of Trustees of the Fund has approved a Plan of Liquidation for the Fund, pursuant to which the Fund will be liquidated (the “Liquidation”) on or about May 8, 2026 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. All capitalized terms used but not defined in this Supplement shall have the meanings ascribed to such terms in the registration statement.

Suspension of Sales. Effective the close of business on March 13, 2026, the Fund will no longer accept subscriptions.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of a Fund of record at the time of the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares in the standard manner.

U.S. Federal Income Tax Matters. Whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions regarding the Liquidation, please contact the Funds at 1-800-GABELLI (1-800-422-3554).

Please retain this Supplement for future reference.